Exhibit 99.1

Quality People. Building Solutions. As of March 7, 2012

Safe Harbor Statement Certain statements and information in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” or other similar expressions are intended to identify forward-looking statements, which are generally not historic in nature. These forward-looking statements are based on the current expectations and beliefs of Comfort Systems USA, Inc. and its subsidiaries (collectively, the “Company”) concerning future developments and their effect on the Company. While the Company’s management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that it anticipates. All comments concerning the Company’s expectations for future revenues and operating results are based on the Company’s forecasts for its existing operations and do not include the potential impact of any future acquisitions. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual future results to differ materially from the Company’s historical experience and its present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the use of incorrect estimates for bidding a fixed-price contract; undertaking contractual commitments that exceed the Company’s labor resources; failing to perform contractual obligations efficiently enough to maintain profitability; national or regional weakness in construction activity and economic conditions; financial difficulties affecting projects, vendors, customers, or subcontractors; the Company’s backlog failing to translate into actual revenue or profits; difficulty in obtaining or increased costs associated with bonding and insurance; impairment to goodwill; errors in the Company’s percentage-of-completion method of accounting; the result of competition in the Company’s markets; the Company’s decentralized management structure; material failure to comply with varying state and local laws, regulations or requirements; debarment from bidding on or performing government contracts; shortages of labor and specialty building materials; retention of key management; seasonal fluctuations in the demand for HVAC systems; the imposition of past and future liability from environmental, safety, and health regulations including the inherent risk associated with self-insurance; adverse litigation results; and other risks detailed in our reports filed with the Securities and Exchange Commission. For additional information regarding known material factors that could cause the Company’s results to differ from its projected results, please see its filings with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise. 1

Vision To be the nation’s premier HVAC and mechanical systems installation and services provider. 2

Mission 3 To provide the best value HVAC and mechanical systems installation and service, principally in the mid-market commercial, industrial, and institutional sectors, while caring for our customers, employees and the environment and realizing superior returns for our stockholders.

4 Values Act with honesty and integrity. Show respect for all stakeholders. Exceed customer expectations. Seek “win-win” solutions. Demonstrate spirit, drive, and teamwork. Pursue innovation. Achieve premier safety performance. Commit to energy efficiency. Communicate openly . . . . .and often. Impact our communities positively.

Management Team 5 Thomas N. Tanner – SVP, Region 1 Experience Industry: 35 years CSUSA: 13 years Dean Tillison – SVP, Region 2 Experience Industry: 38 years CSUSA: 13 years Charles Diltz – SVP, Region 3 Experience Industry: 27 years CSUSA: 8 years Brian Lane – President & CEO Experience Industry: 26 years CSUSA: 8 years Jeff Coleman – President, Nat. Accounts Experience Industry: 27 years CSUSA: 4 years William George – EVP & CFO Experience Industry: 13 years CSUSA: 13 years Legal: 6 years Brewster Earle – VP, Energy Services Experience Industry: 30 years CSUSA: 9 years

6 Comfort Systems USA National Commercial, Industrial, Institutional HVAC/Piping/Plumbing/Energy Efficiency Strong balance sheet 43% new construction; 57% service, repair, retrofit 2010 Full Year Revenue $1.1 billion 2011 Full Year Revenue $1.2 billion

Comfort Today 7

8 Our Companies

What We Do Commercial, Industrial, Institutional HVAC – A $40B+ Industry Drivers Building comfort – a “necessity” Mechanical equipment – requires service, repair, replacement Increasing technical content and building automation Energy efficiency and Indoor Air Quality (IAQ) emerging Outsourcing 9 Commercial HVAC Applied Systems Energy Efficiency Piping

Industry Trend Toward Service & Replacement (Recurring Revenue) 5.3 million commercial buildings Recurring service 20-year replacement cycle / retrofits for energy efficiency “Inventory” of future business OEMs note significant deferred maintenance and replacement over recent years 10 Source: The Trane Company Share of industry revenue (%) 1980 2010 0 10 20 30 40 50 60 70 80 90 100 Service and Replacement New Construction

11 Revenue by Activity 2010 2011 New Construction/Installation Replacement Service & Maintenance 47% 18% 35% 43% 17% 40%

12 Diverse Project Mix Average Project Size: $420,000 Value of Projects >$1M: $1,250 M Average Project Length: 6-9 months Value of Projects <$1M: $609 M (As of December 31, 2011) Total Projects = 4,425 Number of projects 230 9 3 12 0 900 1,800 2,700 3,600 4,500 4,171 To $1 M $1 - $5 M $5 - $10 M $10 - $15 M Over $15 M

Revenue By Sector Distribution: 2% Religious and Not-for-Profit: 1% Residential: 1% Lodging and Entertainment: 2% Other: 5% Retail/Restaurants: 7% Multi-Family: 3% Office Buildings: 11% Manufacturing: 15% Top 20 Customers Served by 17 different Comfort operating units Largest customer represents less than 2% of revenue 13 Healthcare: 17% Education: 19% Government: 17% Revenue for the year ended December 31, 2011

Diverse End-Use Base 14 Omni Orlando Resort at ChampionsGate Orlando, Florida University Hospital Little Rock, Arkansas Arboretum Elementary School Waunakee, Wisconsin Iowa Renewal Energy Washington, Iowa

Competitive Advantages High-quality operations Ability to leverage and proliferate technical expertise Ability to collaborate on large jobs and share labor Energy efficiency services National multi-location service capability Purchasing economics Balance sheet strength Bonding and insurance Strong safety record 15

16 OSHA Recordable Rate Source: Bureau of Labor Statistics, Standard Industry Classification (SIC) Code 20 1710 – Specialty Trades Contractors – HVAC and Plumbing & North American Industry Classification System (NAICS) Code 23822 Safety 28% Difference 20% Difference Industry Average (October 2010 – latest available data) Comfort Systems USA (January 2012 data) Our safety record is no accident. Lost Time Injury Rate <79% of industry average OSHA Incident Rate <28% of industry average Training 97.4% completed 0.0 5.0 10.0 15.0 1998 99 2000 01 02 03 04 05 06 07 08 09 10 11 12

Key Financial Data – Income Statement
($ Thousands, except per share information) (Unaudited)

COMFORT SYSTEMS USA

	Three Months Ended December 31,				Year Ended December 31,			
	2011		2010		2011		2010	
Revenue	$ 317,700	100.0%	$ 314,571	100.0%	$1,240,020	100.0%	$1,108,282	100.0%
Cost of Services	267,075	84.1%	257,671	81.9%	1,058,568	85.4%	919,600	83.0%
Gross Profit	50,625	15.9%	56,900	18.1%	181,452	14.6%	188,682	17.0%
Selling, General and Administrative Expenses	46,094	14.5%	48,526	15.4%	172,137	13.9%	163,431	14.7%
Goodwill and Other Intangible Asset Impairments	3,788	1.2%	1,288	0.4%	58,922	4.8%	5,734	0.5%
Gain on Sale of Assets	(77)	0.0%	(23)	0.0%	(239)	0.0%	(525)	0.0%
Operating Income	$ 820	0.3%	$ 7,109	2.3%	$ (49,368)	-4.0%	$ 20,042	1.8%
Net Income from Continuing Operations Attributable to Comfort Systems	$ 1,747	0.5%	$ 5,796	1.8%	$ (36,830)	-3.0%	$ 14,017	1.3%
Non-GAAP Net Income from Continuing Operations Attributable to Comfort Systems As Adjusted (1)	$ 2,694	0.8%	$ 5,918	1.9%	$ 5,660	0.5%	$ 16,399	1.5%
Diluted EPS from Continuing Operations	$ 0.05		$ 0.15		$ (0.99)		$ 0.37	
Non-GAAP Diluted EPS As Adjusted (1)	$ 0.07		$ 0.16		$ 0.15		$ 0.43	
Adjusted EBITDA (2)	$ 10,356	3.3%	$ 13,934	4.4%	$ 29,368	2.4%	$ 42,693	3.9%

(1) See Slide 33 for Supplemental Non-GAAP Information

(2) See Slide 34 for GAAP Reconciliation to Adjusted EBITDA

17

Quality People. Building Solutions.

18 Key Financial Data – Balance Sheet ($ Thousands) 12/31/2011 12/31/2010 Cash 51,237 $ 86,346 $ Working Capital 109,311 $ 134,738 $ Goodwill 107,093 $ 147,818 $ Identifiable Intangible Assets, Net 48,349 $ 39,616 $ Total Debt 15,381 $ 29,936 $ Equity 283,106 $ 312,784 $

19 Revenue Note: Excludes all divested and discontinued operations Revenue (in millions)

20 Operating Margins(a) This table includes non-GAAP financial information because the information provided excludes goodwill and other intangible asset impairment charges of $33.9 million for 2005, $5.7 million for 2010 and $58.9 million for 2011. No goodwill impairment charge was recorded for 2006, 2007, 2008 or 2009. Annual Operating Margin

21 Backlog (in millions) Note: Excludes all divested and discontinued operations

Profile for Growth 22 Time Earnings Acquisitions Incremental Service Growth Current Operations (Construction and Service) Energy Efficiency Service Commercial HVAC

Operations Increase Productivity Education Leadership Project Managers Superintendents Service Sales Service Operations Craft Safety Best Practices Project Management Estimating Cooperation with suppliers Prefabrication New materials and methods 23

Job Loop We review projects and apply what we have learned to improve our performance. 24 Post-Project Review Project Estimating Project Pricing Project Qualification Project Management

25 The only things that evolve by themselves in an organization are disorder, friction and malperformance. Peter Drucker

Service Increase Service* Grow maintenance base Education Employees and Customers Higher margin opportunity Recurring revenue National accounts $2.50+ of repair and replacement for every $1.00 of maintenance Target retrofit projects Energy Efficiency Indoor Air Quality (IAQ) 26 * Maintenance, service, repair, retrofit

27 National Account Customers *Trademarks and logos are the property of their respective owners.

Energy Efficiency – Retrofitting HVAC Green is Part of Our Business Energy costs drive need for efficiency. HVAC accounts for 30% - 50% of electricity usage. Energy Star (Department of Energy/EPA) / LEED (USGBC) 2 - 4 year pay outs depending on electric rates, usage, age, incentives. 28 Use Our Energy to Save Yours! ™

Growth Internal More of what we do best Service Energy efficiency Step-Out Growth New locations for existing companies Techs “on their own” Targeted acquisitions Best HVAC-oriented mechanical in new area 29

The Ideal Acquisition Candidate $20M+ in revenue Construction and service In a growing market in new area Company that has performed well in the past and has continuing demonstrable upside Organizational structure capable of sustaining/improving the company Ownership/management that wants to stay on to operate the company 30

Target Markets Atlanta, GA Boise, ID Charleston, SC Columbia/Florence, SC Dallas/Fort Worth, TX El Paso, TX Ft. Lauderdale, FL Greensboro, NC Jackson, MI Los Angeles, CA Omaha, NE Portland, OR San Antonio, TX Savannah, GA Spartanburg/Greenville, SC Tampa, FL 31 (Listed Alphabetically)

Outlook Long-Term $40B+ fragmented industry HVAC a basic necessity Commercial construction continuing Growing installed base for recurring maintenance, service, repair and retrofit Scale opportunities – service, purchasing, prefab, bonding, best practices Diverse customer base and geography Energy efficiency and Indoor Air Quality Financially and operationally sound – continuing to grow organically and by acquisition 32

Appendix I – Supplemental Non-GAAP Information ($ Thousands, except per share information) (Unaudited) Note : Operating results from continuing operations attributable to Comfort Systems USA, Inc., excluding goodwill and other intangible asset impairments, changes in fair value of contingent earn-out obligations and tax valuation allowances are presented because the Company believes it reflects the results of the core ongoing operations of the Company, and because we believe it is responsive to frequent questions we receive from third parties. However, this measure is not considered a primary measure of an entity’s financial results under generally accepted accounting principles, and accordingly, this amount should not be considered an alternative to operating results as determined under generally accepted accounting principles and as reported by the Company. 33 2011 2010 2011 2010 Net income (loss) from continuing operations attributable to Comfort Systems USA 1,747 $ 5,796 $ (36,830) $ 14,017 $ Goodwill and other intangible impairments (after tax) 824 642 45,710 3,316 Changes in fair value of contingent earn-out obligations (after tax) 123 (520) (5,276) (934) Tax valuation allowances (after tax) - - 2,056 - Net income from continuing operations excluding goodwill and other intangible asset impairments, changes in fair value of contingent earn-out obligations and tax valuation allowances 2,694 $ 5,918 $ 5,660 $ 16,399 $ Diluted income (loss) per share from continuing operations attributable to Comfort Systems USA 0.05 $ 0.15 $ (0.99) $ 0.37 $ Goodwill and other intangible impairments 0.02 0.02 1.22 0.09 Changes in fair value of contingent earn-out obligations - (0.01) (0.14) (0.03) Tax valuation allowances - - 0.06 - Diluted income per share from continuing operations attributable to Comfort Systems USA excluding goodwill and other intangible impairments, changes in fair value of contingent earn-out obligations and tax valuation allowances 0.07 $ 0.16 $ 0.15 $ 0.43 $ Three Months Ended December 31, Year Ended December 31,

Appendix II– GAAP Reconciliation To Adjusted EBITDA ($ Thousands) (Unaudited) Note: The Company defines adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) as net income (loss) including noncontrolling interests, excluding discontinued operation, income taxes, other (income) expense, net, changes in the fair value of contingent earn-out obligations, interest expense, net, gain on sale of assets, goodwill and other intangible asset impairments and depreciation and amortization. Other companies may define Adjusted EBITDA differently. Adjusted EBITDA is presented because it is a financial measure that is frequently requested by third parties. However, Adjusted EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity’s financial results, and accordingly, Adjusted EBITDA should not be considered an alternative to operating income (loss), net income (loss), or cash flows as determined under generally accepted accounting principles and as reported by the Company. 34 December 31, December 31, 2011 2010 2011 2010 Net Income (Loss) Including Noncontrolling Interests 2,085 $ 5,796 $ (36,492) $ 14,740 $ Discontinued Operation - - - (723) Income Taxes (693) 2,196 (8,172) 6,360 Other (Income) Expense, net (1,002) (242) (934) (267) Changes in the Fair Value of Contingent Earn-out Obligations 38 (924) (5,528) (1,574) Interest Expense, net 392 283 1,758 1,506 Gain on Sale of Assets (77) (23) (239) (525) Goodwill and Other Intangible Impairments 3,788 1,288 58,922 5,734 Depreciation and Amortization 5,825 5,560 20,053 17,442 Adjusted EBITDA 10,356 $ 13,934 $ 29,368 $ 42,693 $ Three Months Ended Year Ended

35 Contact Bill George Executive Vice President and CFO 1-800-723-8431 bill.george@comfortsystemsusa.com www.comfortsystemsusa.com